UNITED STATES SECURITY AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. 1)

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Endo International plc
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual General Meeting of Shareholders to Be Held on June 8, 2017.

ENDO INTERNATIONAL PLC

ENDO INTERNATIONAL PLC
FIRST FLOOR, MINERVA HOUSE SIMMONSCOURT ROAD, BALLSBRIDGE DUBLIN 4, IRELAND ATTN: ORLA DUNLEA

Meeting Information
Meeting Type:	Annual General Meeting
For holders as of:	April 13, 2017
Date: June 8, 2017	Time: 8:00 a.m. (Local Time)
Location: ENDO INTERNATIONAL PLC
First Floor, Minerva House
Simmonscourt Road, Ballsbridge
Dublin 4, Ireland

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT ENDO INTERNATIONAL PLC FORM 10-K SHAREHOLDER LETTER IRISH STATUTORY ACCOUNTS
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote “FOR” the election of all of the following Directors to serve until the next Annual General Meeting of Shareholders or until their successors are duly elected and qualified:

1.	Election of Directors to serve until the next Annual General Meeting of the Shareholders

Nominees:

	1a.	Roger H. Kimmel

	1b.	Paul V. Campanelli

	1c.	Shane M. Cooke

	1d.	Nancy J. Hutson, Ph.D.

	1e.	Michael Hyatt

	1f.	Douglas S. Ingram

	1g.	William P. Montague

	1h.	Todd B. Sisitsky

	1i.	Jill D. Smith

The Board of Directors recommends you vote “FOR” the following proposals:

2.	To approve the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 and to authorize the Board of Directors, acting through the Audit Committee, to determine the independent registered public accounting firm’s remuneration.

3.	To approve, by advisory vote, named executive officer compensation.

The Board of Directors recommends you vote “1 YEAR’’ on the following proposal:

4.	To approve, by advisory vote, the frequency of future advisory votes on named executive officer compensation.

The Board of Directors recommends you vote “FOR” the following proposals:

5.	To approve the amendment of the Company’s Memorandum of Association.

6.	To approve the amendment of the Company’s Articles of Association.

7.	To approve the amendment of the Company’s Amended and Restated 2015 Stock Incentive Plan.